Exhibit 99.2

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

In re: SPIRIT FINANCE CAYMAN 1 LTD., Debtor.[1]	Chapter 11 Case No. 24-12038 (SHL)

GLOBAL NOTES AND STATEMENT OF LIMITATION,
METHODOLOGY, AND DISCLAIMERS REGARDING
THE MONTHLY OPERATING REPORT FOR MARCH 2025

The (Reorganized) Debtors2 prepared the attached monthly operating report for the period beginning March 1, 2025, and ending March 11, 2025 (together herewith and with all exhibits and schedules thereto, the “MOR”).

On November 18, 2024, Spirit Airlines, Inc. (n/k/a Spirit Airlines, LLC) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). On November 25, 2024, Spirit Airlines, Inc.’s subsidiaries (collectively, the “Cayman Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court. The Chapter 11 Cases were jointly administered for procedural purposes only pursuant to Bankruptcy Rule 1015(b), as ordered by the Bankruptcy Court [ECF No. 121].

On February 20, 2025, the Bankruptcy Court entered the Confirmation Order [ECF No. 500] confirming the Plan and granting related relief. The Plan became effective and was substantially consummated on March 12, 2025 [ECF No. 533]. On March 27, 2025, the Bankruptcy Court entered the (I) Final Decree Closing Certain of the Chapter 11 Cases and (II) Order Amending the Joint Administration Order [ECF No. 546], closing all the Chapter 11 Cases other than that of Spirit Finance Cayman 1 Ltd. (No. 24-12038).

The following notes and statements and limitations pertain to, are incorporated by reference in, and comprise an integral part of, the MOR, and should be referred to and considered in connection with any review thereof.

1.	Basis of Presentation. The (Reorganized) Debtors prepared the MOR with the assistance of their advisors and professionals, and are filing it solely for purposes of complying with the reporting requirements applicable in the Chapter 11 Cases. There can be no assurance that such information is complete, and the MOR may be subject to revision.

1 The last four digits of the Reorganized Debtor’s employer identification number are 7020. The Reorganized Debtor’s mailing address is 1731 Radiant Drive, Dania Beach, FL 33004.

2 Capitalized terms used but not immediately or otherwise defined herein shall have the meanings ascribed to them elsewhere herein or in the First Amended Joint Chapter 11 Plan of Reorganization of Spirit Airlines, Inc. and Its Debtor Affiliates [ECF No. 500, Ex. A] (the “Plan”), as applicable. The rules of interpretation set forth in Article I.B of the Plan shall apply hereto.

This MOR is unaudited, limited in scope, and has not been prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, but has been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) (except that the MOR does not include all information and footnotes required by U.S. GAAP).

The (Reorganized) Debtors and their agents, advisors, attorneys, and other professionals undertake no responsibility to indicate variations from securities laws, other laws, or generally accepted accounting principles herein, or for any evaluations of the (Reorganized) Debtors based on this financial information or any other information. This information has not been subjected to audit procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and upon application of such procedures, the presented financial information could be subject to material changes. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by or for the (Reorganized) Debtors. Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the (Reorganized) Debtors and their agents, advisors, attorneys, and other professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

The financial information contained herein is presented per Spirit’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or SEC reporting purposes or in accordance with U.S. GAAP. The (Reorganized) Debtors’ accounting systems, policies, and practices were developed to produce consolidated financial statements at the Spirit Airlines, Inc. (n/k/a Spirit Airlines, LLC) reporting entity rather than financial statements at each individual legal entity. The Cayman Debtors do not have day-to-day business operations or physical presence and thus do not traditionally maintain books and records. Upon agreement reached with the United States Trustee for the Southern District of New York (the “U.S. Trustee”), the Cayman Debtors are to provide information for Part 1 and Part 7, with limited information on cash balances for Part 2 of the MOR form and provide no financial statement attachments at the entity-level. As such, intercompany balances, historical retained earnings, and equity balances for the Cayman Debtors are not reflected in the separate MORs for each of the Cayman Debtors as these were not historically maintained in the (Reorganized) Debtors’ accounting system.

2.	Reporting Period. Unless otherwise noted, the MOR reflects the (Reorganized) Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made to activity occurring after the close of the reporting period. The first monthly operating reports encompassed the reporting period from November 18, 2024, until the end of the month, November 30, 2024, with the exception of the Debtors’ Statement of Operations attachment and information provided in Part 4, both of which were provided on a full-month basis. The monthly operating reports for December 2024, January 2025, and February 2025 encompassed each entire month. This MOR encompasses activity from March 1, 2025, through and including March 11, 2025, the day before the Plan’s Effective Date.

3.	Disbursement Systems. Cash was received and disbursed by the Debtors in a manner consistent with the Debtors’ historical cash management practices, as described in the Motion

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of the Debtor for Entry of Interim and Final Orders (I) Authorizing (A) the Debtors to Maintain their Existing Cash Management System, Bank Accounts, and Business Forms, (B) the Debtors to Open and Close Bank Accounts, and (C) Financial Institutions to Administer the Bank Accounts and Honor and Process Related Checks and Transfers, (II) Waiving Deposit and Investment Requirements, and (III) Allowing Intercompany Transactions and Affording Administrative Expense Priority to Post-Petition Intercompany Claims [ECF No. 7].

4.	Use of Information. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. The MOR should not be used or relied upon for any other purpose, including for information relating to the (Reorganized) Debtors’ current or future financial condition or performance or for purchasing, selling, or transferring the claims against or equity interests in the (Reorganized) Debtors.

5.	Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to certain “first day” orders entered by the Bankruptcy Court in the Chapter 11 Cases (collectively, the “First Day Orders”), the Debtors were authorized (but not directed) to pay or otherwise satisfy various prepetition claims, including those related to employees, lienholders, customer obligations, insurance, vendors, taxes and fees, trade, and intercompany transactions. To the extent any reportable payments were made on account of prepetition claims following commencement of these Chapter 11 Cases pursuant to a First Day Order, such payments have been included in the applicable reporting matrices or notices required per, and identified in, each respective final First Day Order.

6.	Reservation of Rights. Although the (Reorganized) Debtors and their advisors made reasonable efforts to ensure that the MOR is as accurate and complete as possible under the circumstances and based on information available at the time of preparation, inadvertent errors or omissions may have occurred. The Reorganized Debtors hereby reserve all rights to dispute the nature, amount, validity, status, enforceability, or executory natures of any claim, agreement, representation, or other statement set forth in this MOR. Further, the Reorganized Debtors reserve the right to amend or supplement the MOR in all respects, as they deem necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of the Reorganized Debtors’ rights or an admission of any kind with respect to these Chapter 11 Cases or any claim of or against any Reorganized Debtor.

7.	Specific MOR Disclosures.

Notes to Part 1:

•	Cash balances, receipts, and disbursements reflect bank activity during the reporting period. Timing differences in recognition of certain transactions may create differences between bank balances presented in Part 1 and cash balances reported in the Balance Sheet attachment to the MOR.

•	Where applicable, the (Reorganized) Debtors convert non-USD cash transactions to USD using applicable currency exchange rates. As a result, changes in currency exchange rates give rise to month-over-month fluctuations in cash balances which are reported in USD.

•	Intercompany receipts and disbursements are excluded from Parts 1(b) and 1(c), respectively. As such, the ending cash balances in Part 1 will not comport with the ending cash balances in the (Reorganized) Debtors’ bank statements or the (Reorganized) Debtors’ books and records.

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A reconciliation of end-of-month bank balances to the balances presented in Part 1 is provided in the attached Statement of Cash Receipts and Disbursements.

Notes to Part 2:

•	Part 2 balances for the Cayman Debtors only include the cash balances for total current assets and total assets. Historical intercompany asset and liabilities balances as well as historical equity balances are not provided. No other Part 2 balances are applicable to the Cayman Debtors.

•	Balances reflected in Part 2(g) are accrued due to timing of payment cycles. A small amount of past due invoices were subsequently paid within the next payment cycle. The total overdue post-petition amount as of March 11, 2025, was approximately $2.7 million.

Notes to Part 3:

•	None

Notes to Part 4:

•	Part 4(e) does not incorporate certain general and administrative expenses related to payroll, technology, or other expenses that would otherwise be considered as general and administrative expenses for purposes of MOR reporting. This is due to the setup of the (Reorganized) Debtors’ accounting system—the (Reorganized) Debtors do not separately classify expenses in their general ledger accounts between general and administrative expense financial statement line items.

Notes to Part 5:

•	Part 5(a) includes payments made to Epiq Corporate Restructuring LLC in its capacity as claims and noticing agent in the Chapter 11 Cases [ECF No. 50].

•	Part 5(b) reflects payments made in accordance with the Bankruptcy Court’s Order Authorizing the Retention and Compensation of Professionals Utilized in the Ordinary Course of Business [ECF No. 266].

•	Part 5(c) includes payments made to professionals of various creditor constituencies in the Chapter 11 Cases (including in accordance with the Bankruptcy Court’s Final DIP Order [ECF No. 257]).

Notes to Part 6:

•	None

Notes to Part 7:

•	For Part 7(a), pursuant to the relief granted via the First Day Orders, the Debtors made payments on account of certain prepetition debts as they come due in the ordinary course of business. Where required, details of these payments have been delivered to the required notice parties pursuant to the reporting requirements contained within the final First Day Orders.

•	For purposes of Part 7(c), the (Reorganized) Debtors included information with respect to the individuals that the (Reorganized) Debtors believe may be included in the definition of “insider” set forth in section 101(31) of the Bankruptcy Code during the reporting period. Such individuals may no longer serve in such capacities. Persons listed as “insiders” have been

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included for informational purposes only and their inclusion shall not constitute an admission that those entities or persons are insiders for purposes of section 101(31) of the Bankruptcy Code. The listing of a person as an insider for purposes of the MOR is not intended to be, nor should it be, construed as an admission of any fact, right, claim, or defense and all such rights, claims, and defenses are hereby expressly reserved. Information regarding the individuals listed as insiders in the MOR has been included for informational purposes only and such information may not be used for any purpose, including to determine (a) control of any (Reorganized) Debtor, (b) the extent to which any individual exercised management responsibilities or functions, (c) corporate decision-making authority over any (Reorganized) Debtor, or (d) whether such individual could successfully argue that he or she is not an insider under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability. Where Part 7(c) is indicated as “Yes,” such persons were confirmed to have received employee compensation payments in the ordinary course of business.

***

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UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. Spirit Airlines, Inc. Debtor(s) † † † † Case No. 24 - 11988 Lead Case No. 24 - 11988 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/11/2025 Petition Date: 11/18/2024 Months Pending: 4 1 1 8 4 Industry Classification: Reporting Method: Accrual Basis Cash Basis Debtor's Full - Time Employees (current): 6,892 Debtor's Full - Time Employees (as of date of order for relief): 7,384 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non - consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Printed Name of Responsible Party Date /S/ Moshe Melcer Signature of Responsible Party 06/06/2025 Moshe Melcer 1 UST Form 11 - MOR (12/01/2021) 450 Lexington Ave New York, NY 10017 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies.

Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 Part 1: Cash Receipts and Disbursements Current Month Cumulative $991,296,002 $161,721,710 $2,013,377,427 $177,197,484 $1,911,519,808 $975,820,227 $0 $177,197,484 $0 a. Cash balance beginning of month b. Total receipts (net of transfers between accounts) c. Total disbursements (net of transfers between accounts) d. Cash balance end of month (a+b - c) e. Disbursements made by third party for the benefit of the estate f. Total disbursements for quarterly fee calculation (c+e) $1,911,519,808 Current Month Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.) $201,681,304 $46,504,098 (attach explanation)) $0 $1,877,497,625 $9,372,673,424 $1,247,196,174 $0 $118,603,515 $0 $1,365,799,689 $1,739,661,993 $8,217,239 $6,705,495,310 $9,819,174,231 a. Accounts receivable (total net of allowance) b. Accounts receivable over 90 days outstanding (net of allowance) c. d e. f. g. h. i. j. k. l. m. n. o. Inventory ( Book Market Other Total current assets Total assets Postpetition payables (excluding taxes) Postpetition payables past due (excluding taxes) Postpetition taxes payable Postpetition taxes past due Total postpetition debt (f+h) Prepetition secured debt Prepetition priority debt Prepetition unsecured debt Total liabilities (debt) (j+k+l+m) Ending equity/net worth (e - n) $ - 446,500,806 Part 3: Assets Sold or Transferred Current Month Cumulative $0 $42,828,451 $0 $17,185,447 c. a. Total cash sales price for assets sold/transferred outside the ordinary course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business Net cash proceeds from assets sold/transferred outside the ordinary course of business (a - b) $0 $25,643,004 Cumulative Current Month Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.) $125,126,841 a. Gross income/sales (net of returns and allowances) $127,020,491 b. Cost of goods sold (inclusive of depreciation, if applicable) $ - 1,893,650 c. Gross profit (a - b) $5,013,255 d. Selling expenses $24,489,007 e. General and administrative expenses $38,075,160 f. Other expenses $9,101,550 g. Depreciation and/or amortization (not included in 4b) $ - 10,609,259 h. Interest $16,613,173 i. Taxes (local, state, and federal) $6,145,971 j. Reorganization items $ - 638,930,084 $ - 90,722,509 k. Profit (loss) 2 UST Form 11 - MOR (12/01/2021)

3 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 Part 5: Professional Fees and Expenses Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month a. $862,166 $216,331 $862,166 $216,331 Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name $862,166 $216,331 $862,166 $216,331 Other EPIQ SYSTEMS ACQUISITIO i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

4 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 xxxvi i xxxvi i xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

5 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 lxxix lxxx lxxxi lxxxii lxxxii lxxxi v lxxxv lxxxv i lxxxv i lxxxv i lxxxi x xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Paid Cumulative Paid Current Month Approved Cumulative Approved Current Month b. $1,680,082 $716,363 $1,680,082 $716,363 Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name $60,938 $51,500 $60,938 $51,500 Other ABOGADOS SIERRA Y VAZ i ii $18,890 $6,380 $18,890 $6,380 Other ALEJANDRO FRANCO, P.A. iii iv $25,310 $0 $25,310 $0 Other CLARK HILL P.L.C. v vi vii viii $30,942 $147 $30,942 $147 Other ESTUDIO SPINGARN & MAR ix x $37,857 $1,311 $37,857 $1,311 Other FORD & HARRISON LLP xi $28,133 $8,435 $28,133 $8,435 Other FRANK WEINBERG & BLAC xii $3,005 $0 $3,005 $0 Other GREENBERG TRAURIG PA xiii $24,098 $0 $24,098 $0 Other JOSE LLOREDA CAMACHO xiv

6 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 $9,364 $0 $9,364 $0 Other KELLEY KRONENBERG xv $526,887 $199,972 $526,887 $199,972 Other KIRSTEIN & YOUNG PLLC xvi $216,303 $89,262 $216,303 $89,262 Other LITTLER MENDELSON xvii $51,334 $51,334 $51,334 $51,334 Other O'MELVENY & MYERS LLP xviii xix $100,800 $61,370 $100,800 $61,370 Other PAUL, WEISS, RIFKIND, WH xx xxi xxii $99,778 $51,910 $99,778 $51,910 Other SMITH GAMBRELL & RUSS xxiii $115,185 $110,595 $115,185 $110,595 Other STUDIO LEGAL SONIA CAB xxiv $3,506 $2,510 $3,506 $2,510 Other TAFT STETTINIUS & HOLLI xxv $41,882 $9,756 $41,882 $9,756 Other THE FOONT LAW FIRM, LLC xxvi $279,750 $71,881 $279,750 $71,881 Other WALKERS xxvii $6,119 $0 $6,119 $0 Other WILMER CUTLER PICKERIN xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvi i xxxvi i xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

7 UST Form 11 - MOR (12/01/2021) Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxi v lxxxv lxxxv i lxxxv i lxxxv i lxxxi x xc xci xcii xciii xciv xcv xcvi xcvii xcviii

Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 xcix c $16,891,193 $5,129,042 $16,891,193 $5,129,042 c. All professional fees and expenses (debtor & committees) Part 6: Postpetition Taxes Current Month Cumulative $175,524 $175,524 a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $80,439 $80,439 c. Postpetition employer payroll taxes accrued $26,501,604 $2,712,173 d. Postpetition employer payroll taxes paid $5,015,056 $0 e. Postpetition property taxes paid $117,093,672 $117,093,672 f. Postpetition other taxes accrued (local, state, and federal) $311,788,156 $61,755,767 g. Postpetition other taxes paid (local, state, and federal) Part 7: Questionnaire - During this reporting period: Yes Yes No No Yes Yes Yes Yes Yes No No No No No h. a. Were any payments made on prepetition debt? (if yes, see Instructions) b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? d. Are you current on postpetition tax return filings? e. Are you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: N/A (if no, see Instructions) N/A (if no, see Instructions) Worker's compensation insurance? If yes, are your premiums current? Casualty/property insurance? If yes, are your premiums current? General liability insurance? If yes, are your premiums current? N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? k. Has a disclosure statement been filed with the court? l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. † 1930 ? Yes Yes Yes Yes Yes Yes Yes Yes Yes No No No No No No No No No 8 UST Form 11 - MOR (12/01/2021)

Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 Part 8: Individual Chapter 11 Debtors (Only) $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Yes No Yes No N/A a. Gross income (receipts) from salary and wages b. Gross income (receipts) from self - employment c. Gross income from all other sources d. Total income in the reporting period (a+b+c) e. Payroll deductions f. Self - employment related expenses g. Living expenses h. All other expenses i. Total expenses in the reporting period (e+f+g+h) j. Difference between total income and total expenses (d - i) k. List the total amount of all postpetition debts that are past due l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C † 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. † 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. †† 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. † 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or fore ign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST - 001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. † 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /S/ Fred Cromer Signature of Responsible Party Chief Financial Officer Printed Name of Responsible Party 06/06/2025 Date Title Fred Cromer 9 UST Form 11 - MOR (12/01/2021)

Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo 10 UST Form 11 - MOR (12/01/2021)

Debtor's Name Spirit Airlines, Inc. Case No. 24 - 11988 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 11 UST Form 11 - MOR (12/01/2021)

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United States Bankruptcy Court Southern District of New York In re: Spirit Airlines, Inc. Case No: 24 - 11988 Cash activity for the period of 3/1/2025 - 3/11/2025 $ in USD Combined Debtor Spirit Airlines, Inc. Spirit Finance Spirit Finance Spirit IP Cayman Ltd. Spirit Loyalty Cayman Ltd. 24 - 12041 24 - 12040 Cayman 2 Ltd. 24 - 12039 Cayman 1 Ltd. 24 - 12038 24 - 11988 Entities In US $ Unless Otherwise Indicated 43,203,937 12 - - 991,296,002 1,034,499,951 Beginning Cash/Restricted Cash Bank Balance (3/1) - - - - 161,721,710 161,721,710 Receipts from third party - - - - 177,197,484 177,197,484 Disbursements to third party - $ - $ 12 $ 43,203,937 $ $ 975,820,227 $ 1,019,024,177 End Cash/Restrict Cash, net of intercompany activity - - - 1,826,986 (1,691,986) 135,000 Intercompany activities Intercompany receipts (disbursements) - $ - $ 12 $ 45,030,923 $ $ 974,128,241 $ 1,019,159,177 Ending Cash/Restricted Cash Bank Balance (3/11) - - - - 106,064 106,064 Currency translation and funds in transit - $ - $ 12 $ 45,030,923 $ $ 974,234,305 $ 1,019,265,241 Ending Cash/Restricted Cash Balance Adjusted

United States Bankruptcy Court Southern District of New York In re: Spirit Airlines, Inc. Case No: 24 - 11988 March 2025 Balance Sheet Spirit Airlines, Inc. $ in USD Total for Period Ended 3/11/2025 678,382,268 Cash and cash equivalents 171,324,684 Restricted cash 119,315,296 Short - term investment securities 201,681,304 Accounts receivable, net 475 Income tax receivable 706,793,598 Prepaid expenses and other current assets $ 1,877,497,625 Total current assets 2,739,143,217 Flight equipment 787,606,600 Ground property and equipment (1,062,115,655) Less accumulated depreciation 4,631,427,958 Operating lease right - of - use assets 85,494,785 Pre - delivery deposits on flight equipment 246,575,551 Deferred heavy maintenance, net 67,043,343 Other long - term assets $ 7,495,175,799 Total non - current assets $ 9,372,673,424 Total assets 52,241,930 Accounts payable 518,668,463 Air traffic liability 471,698,161 Current maturities of long - term debt, net, and finance leases 259,713,150 Current maturities of operating leases 623,035,322 Other current liabilities $ 1,925,357,026 Total current liabilities 1,704,516,920 Long - term debt and finance leases, less current maturities 4,380,845,468 Operating leases, less current maturities 52,555,913 Deferred income taxes 120,794,904 Deferred gains and other long - term liabilities 1,635,104,000 Liability subject to compromise $ 7,893,817,205 Total non - current liabilities $ 9,819,174,230 Total liabilities $ (446,500,806) Net assets 10,900 Common stock 1,174,924,995 Additional paid - in - capital (81,285,357) Treasury stock (1,540,278,219) Retained earnings 126,875 Accumulated other comprehensive income (loss) $ (446,500,806) Total equity

United States Bankruptcy Court Southern District of New York In re: Spirit Airlines, Inc. Case No: 24 - 11988 Income Statement 3/1/2025 - 3/11/2025 $ in USD Spirit Airlines, Inc. Month Ended 3/11/2025 123,112,349 Passenger 2,014,491 Other $ 125,126,841 Total operating revenues 36,667,981 Aircraft fuel 48,788,459 Salaries, wages and benefits 11,209,620 Landing fees and other rents 19,285,096 Aircraft rent 9,101,550 Depreciation and amortization 11,069,335 Maintenance, materials and repairs 5,013,255 Distribution 24,489,007 General and administrative - Special charges (credits) 16,864,953 Loss on disposal of assets (762,311) Other operating $ 181,726,946 Total operating expenses $ (56,600,105) Operating income (loss) (9,236,198) Interest expense - Loss (gain) on extinguishment of debt (148,934) Capitalized interest (1,224,127) Interest income 6,145,971 Reorganization Items 21,972,518 Other (income) expense 17,509,230 Total other (income) expense 16,613,173 Provision (benefit) for income taxes (90,722,509) Net income (loss)